UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2013

Lakeland Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-15535	13-3115216
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

701 Koehler Avenue, Suite 7, Ronkonkoma, New York 11779-7410
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (631) 981-9700

                         Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On February 20, 2013 Lakeland Industries, Inc. (the “Company”) and its UK subsidiary along with HSBC Invoice Finance (UK), Ltd. (“HIF”) completed an agreement to obtain accounts receivable financing in the amount £1,000,000 (approximately USD $1,500,000 at current exchange rates). Below is a summary of the terms of the loan facility:

• Prepayment percentage (Loan Advance Rate)	80% of eligible debts
• Prepayment currency(s)	£GBP and €Euros
• Facility Limit (see note below)	£1,000,000
• *Concentration percentage	30%
• Automatic Funding Limit per customer	£50,000

* At any time, the maximum value of outstanding Debts of a single Customer that HIF will consider to be Eligible Debts calculated by applying the Concentration Percentage to the aggregate value of all outstanding Eligible Debts.

Credit protection (customers located within the United Kingdom, Ireland, Isle of Man and the Channel Islands)

• 100% protection within the credit protection limits set for each of your customers.
• First loss	£1,000
• Automatic Credit Protection Limit	£3,000

Credit protection (customers located outside the United Kingdom, Ireland, Isle of Man and the Channel Islands)

• 90% protection within the credit protection limits we set for each of your customers.
• First loss	£1,000

If the Company’s customer has not already paid, HIF would pay the rest of the credit protected balance of an eligible, undisputed debt upon the earlier of:

a) the date on which the customer’s insolvency is confirmed to HIF, or

b) 120 days after the invoice’s due date (does not include debts outstanding at commencement)

HIF Fees and Charges

• Discounting margin (annual interest rate)	3.46% over HSBC Bank plc base rate
• Discounting margin for €Euros	3.46% over the currency base rate quoted to us by
HSBC plc
• Service charge (on gross sales)	0.935% for customers in the United Kingdom,
Ireland, Isle of Man and the Channel Islands
including debts in existence when you start with us
• Service charge (on gross sales)	0.935% for customers in Group 1 (per attached Exhibit) including debts in existence when you start with us
• Minimum annual service charge	£42,500 calculated quarterly
• Arrangement fee	£5,500

On January 31, 2013, the agreement relating to the loan was executed by HIF, but was subject to completion of a number of contingencies which were resolved and drawdown became available on February 20, 2013 and therefore February 20, 2013 is the date this transaction was properly completed for reporting purposes..

Reference is made to the Agreement for the Purchase of Debts, Fixed Charge on non-vesting debts and floating charge and Standard Terms & Conditions, attached hereto as Exhibits 10.1, 10.2, and 10.3, respectively, for a complete description of the loan transaction, which Exhibits are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibits. The following exhibit is being furnished herewith:

10.1.	Agreement for the Purchase of Debts, dated January 29, 2013
10.2	Fixed Charge on non-vesting debts and floating Charge, dated January 29, 2013
10.3	Standard Terms & Conditions

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKELAND INDUSTRIES, INC.

Date: February 22, 2013

/s/ Gary Pokrassa
Gary Pokrassa
CFO

EXHIBIT INDEX

Exhibit Number	Description

10.1	Agreement for the Purchase of Debts, dated January 29, 2013
10.2	Fixed Charge on non-vesting debts and floating Charge, dated January 29, 2013
10.3	Standard Terms & Conditions